                                                                    Exhibit 10.1

                                  AMENDMENT TO
                         AMERICAN ITALIAN PASTA COMPANY
                           2000 EQUITY INCENTIVE PLAN

     Warren B. Schmidgall, Secretary of American Italian Pasta Company,
certifies as follows:

     The American Italian Pasta Company 2000 Equity Incentive Plan (the "Plan")
is amended as follows:

     1. The second sentence of Section 1.1 of the Plan is amended to read as follows:

     "This Plan permits the grant of Nonqualified Stock Options, Incentive Stock
Options, SARs, and Restricted Stock."

     2. The definition of "Award" in the Plan is amended to read as follows:

     "Award" means, individually or collectively, a grant under this Plan of
Nonqualified Stock Options, Incentive Stock Options, SARs or Restricted Stock.

     3. The definition of "Company" in the Plan is amended by deleting the second sentence thereof.

     4. The definitions of "Performance Period," "Performance Share," and
"Performance Unit" in the Plan are deleted.

     5. Section 4.1(b) and 4.1(d) of the Plan is amended by deleting the number
"1,000,000" and replacing it with the number "1,800,000."

     6. A new paragraph 4.1(e) is added to read as follows:

     (e) Notwithstanding anything to the contrary in this Section 4.1, in no event shall grants of Restricted Stock after the date of this amendment exceed the sum of the number of Shares available for issuance under this Plan prior to approval of the amendment to Section 4.1(b) and 4.1(d) herein by the stockholders of the Company (the "Approval Date"), plus any Shares which become available through forfeiture or cancellation of Awards granted prior to the
Approval Date, plus 200,000 Shares.

     7. Section 4.3 is amended by deleting the reference to Section 8.1.

     8. Section 5.1 is amended by deleting the number "500,000" and replacing it with the number "400,000."

     9. Section 7.1 is amended by deleting the number "500,000" and replacing it with the number "200,000."

     10. Section 8 is deleted in its entirety and shall be reserved for numbering purposes.

     Except as stated herein, the Plan is confirmed as written.

     This Amendment has been adopted by the Board of Directors as of the 19th day of December, 2003. The amendment to Section 4.1(b) and 4.1(d) is effective as of February 19, 2004, subject to approval of the Company's stockholders.

     Pursuant to a Unanimous Written Consent dated January 12, 2004, the Board of Directors adopted the following amendment to the 2000 Equity Incentive Plan.

          Section 5.5 "Exercisability of Options" is hereby amended by adding the following sentence to the end of such Section:

          "Unless specifically authorized by the Committee in an Award
          Agreement or otherwise, no Option shall fully vest over a period of less than five years."

Date:  January 12, 2004                        /s/ Warren B. Schmidgall
                                               ---------------------------------
                                               Secretary